UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2007
TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Saginaw Drive, Redwood City, California		94063
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02	Results of Operations and Financial Condition.

On July 26, 2007, Tumbleweed Communications Corp., a Delaware corporation, announced its financial results for the fiscal quarter ended June 30, 2007 and forward-looking statements relating to the third and fourth quarter of fiscal year 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.

9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant, dated July 26, 2007, entitled "Tumbleweed Reports Results for Second Quarter 2007."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

	By:	/s/ James J. MacDonald
	Name:	James J. MacDonald
	Title:	Vice President and Deputy General Counsel

Date: July 26, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of Registrant, dated July 26, 2007, entitled "Tumbleweed Reports Results for Second Quarter 2007."